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EXHIBIT 24

POWER OF ATTORNEY

        Each of the undersigned directors and officers of Medtronic, Inc., a Minnesota corporation ("Medtronic"), hereby constitutes and appoints ARTHUR D. COLLINS, JR. and DAVID J. SCOTT, acting individually or jointly, their true and lawful attorneys-in-fact and agents, with full power and authority to act as such, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments that said attorneys and agents may deem necessary or advisable in connection with Medtronic's acquisition of Spinal Dynamics Corporation, to enable Medtronic to comply with the Securities Act of 1933, as amended, with any regulations, rules or requirements of the Securities and Exchange Commission thereunder, and with any state Blue Sky laws or regulations in connection therewith, including specifically, but without limiting the generality of the foregoing, power and authority to sign the names of the undersigned to the Registration Statement on Form S-4, to any amendment to such Registration Statement, and to any other registration statement, prospectus, instrument or document filed with said Commission as a part of or in connection with such Registration Statement or any amendment thereto, including but not limited to registration statements on Form S-8; and the undersigned hereby ratify and confirm all that said attorneys and agents, or their substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.

        The undersigned have set their names this 22nd day of August, 2002.

/s/ MICHAEL R. BONSIGNORE Michael R. Bonsignore
/s/ WILLIAM R. BRODY William R. Brody, M.D., Ph.D.
/s/ PAUL W. CHELLGREN Paul W. Chellgren
/s/ ARTHUR D. COLLINS, JR. Arthur D. Collins, Jr.
/s/ ANTONIO M. GOTTO, JR. Antonio M. Gotto, Jr., M.D., D.Phil
/s/ BERNADINE P. HEALY Bernadine P. Healy, M.D.
Shirley Ann Jackson, Ph.D
/s/ DENISE M. O'LEARY Denise M. O'Leary
/s/ JEAN-PIERRE ROSSO Jean-Pierre Rosso
/s/ JACK W. SCHULER Jack W. Schuler
/s/ GORDON M. SPRENGER Gordon M. Sprenger

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POWER OF ATTORNEY